Exhibit 99.1

Bryn Mawr Bank Corporation

FOR RELEASE: IMMEDIATELY	Ted Peters, Chairman
FOR MORE INFORMATION CONTACT:	610-581-4800
J. Duncan Smith, CFO
610-526-2466

Bryn Mawr Bank Corporation Reports a Strong Third Quarter with

Net Income of $5.0 million and Year to Date Net Income of $14.5 Million

BRYN MAWR, Pa., October 27, 2011 - Bryn Mawr Bank Corporation (NASDAQ: BMTC), (the “Corporation”), parent of The Bryn Mawr Trust Company (the “Bank”), today reported its fourth consecutive quarter with annualized return on average assets of over 1.1% and annualized return on average equity of over 10.0%. The Corporation posted net income of $5.0 million and diluted earnings per share of $0.39 for the three months ended September 30, 2011 as compared to a net loss of $1.0 million and diluted loss per share of $0.08 for the same period in 2010. Net income for the three months ended September 30, 2010 included pre-tax, due diligence and merger-related expenses of $4.3 million related to the July 1, 2010 merger with First Keystone Financial, Inc. (the “FKF Merger”), as compared to pre-tax due diligence and merger-related expenses of $135 thousand for the three months ended September 30, 2011. Net income exclusive of due diligence and merger-related expenses (a non-GAAP measure1) for the three months ended September 30, 2011 was $5.1 million, an increase of $3.3 million, or 183.4%, as compared to $1.8 million for the same period in 2010, primarily the result of a $2.4 million decrease in the provision for loan and lease losses between periods.

For the nine months ended September 30, 2011, the Corporation reported net income of $14.5 million and diluted earnings per share of $1.15, as compared to net income of $3.6 million and diluted earnings per share of $0.35 for the same period in 2010. Net income for the nine months ended September 30, 2010 included pre-tax due diligence and merger-related expenses of $5.3 million related to the FKF Merger, as compared to pre-tax due diligence and merger-related expenses of $616 thousand for the nine months ended September 30, 2011. Net income

[1]	See “Non-GAAP Financial Measures (Quarterly)” on page 14.

exclusive of due diligence and merger-related expenses (a non-GAAP measure2) for the nine months ended September 30, 2011 was $14.9 million, an increase of $7.9 million, or 112.9%, as compared to $7.0 million for the same period in 2010, primarily related to the FKF Merger.

Total assets as of September 30, 2011 were $1.76 billion, as compared to $1.73 billion and $1.71 billion as of December 31, 2010 and September 30, 2010, respectively.

On October 27, 2011, the Board of Directors of the Corporation declared a quarterly dividend of $0.15 per share. The dividend is payable December 1, 2011 to shareholders of record as of November 8, 2011.

The financial results for the three months ended September 30, 2011, as compared to the same period in 2010, reflect the impact of the May 27, 2011 acquisition of the Private Wealth Management Group of the Hershey Trust Company (“PWMG”); whereas the financial results for the nine months ended September 30, 2011, as compared to the same period in 2010, reflect the significant impact of the FKF Merger, which closed on July 1, 2010.

Ted Peters, Chairman and Chief Executive Officer, commented, “We are pleased to report another solid quarter of earnings, as we have managed to weather these difficult economic times extremely well. We are looking forward to continued growth and profitability in the coming quarters.” Mr. Peters continued, “Our acquisitions of First Keystone Bank and The Private Wealth Management Group of Hershey Trust have both been nicely accretive to earnings.”

[2]	See “Non-GAAP Financial Measures (“Year-to-Date”) on page 15.

SIGNIFICANT ITEMS OF NOTE

•

Net income of $5.0 million for the three months ended September 30, 2011 increased $6.0 million from a net loss of $1.0 million for the same period in 2010. The increase was largely due to decreases of $4.2 million and $2.4 million in due diligence and merger-related expenses and provision for loan and lease losses, respectively, for the three months ended September 30, 2011, as compared to the same period in 2010. In addition to the reduction in due diligence and merger-related costs and provision for loan and lease losses, fees for wealth management services for the three months ended September 30, 2011 increased $2.4 million as compared to the same period in 2010. Fees for wealth management service attributable to the May 27, 2011 acquisition of PWMG accounted for $2.0 million of this increase.

•

Net interest income for the three months ended September 30, 2011 was $15.7 million, an increase of $872 thousand, or 5.9%, from $14.8 million for the same period in 2010. The primary reasons for the increase were a 7.2% increase in average portfolio loans along with a 38.9% decrease in average Federal Home Loan Bank (“FHLB”) advances for the three months ended September 30, 2011 as compared to the same period in 2010.

•

Non-interest income for the three months ended September 30, 2011 was $9.3 million as compared to $7.1 million for the same period in 2010, an increase of $2.2 million or 31.5%. The increase in non-interest income was largely attributable to the $2.4 million increase in fees for wealth management services mentioned above, partially offset by a $424 thousand decrease in gain on sale of residential mortgage loans for the three months ended September 30, 2011, as compared to the same period in 2010, as residential mortgage loan refinancings declined from the levels seen during the same period in 2010.

•

Non-interest expense for the three months ended September 30, 2011 decreased $3.4 million, to $16.0 million as compared to $19.4 million for the same period in 2010. Contributing to the decrease was a $4.2 million decrease in due diligence and merger-related expenses, which was partially offset by increases of $300 thousand, $592 thousand and $374 thousand in impairment of mortgage servicing rights, salary and benefits, and amortization of intangible assets, respectively, for the three months ended September 30, 2011, as compared to the same period in 2010, the latter two of which were largely due to our May 27, 2011 acquisition of PWMG.

•

Revenue from the Wealth Management Division for the three months ended September 30, 2011 was $6.1 million, an increase of 65.3% from the $3.7 million generated in the same period in 2010. Wealth Management Division assets under management, administration, supervision and brokerage as of September 30, 2011 were $4.5 billion, an increase of $1.1 billion, or 31.9%, from December 31, 2010, and a $1.2 billion, or 36.8%, increase from September 30, 2010. The increases are primarily due to the acquisition of PWMG and the continued successes of strategic initiatives within the division.

•

The allowance for loan and lease losses (the “Allowance”), as of September 30, 2011, of $11.6 million, was 0.91% of portfolio loans and leases, as compared to $10.3 million or 0.86% of portfolio loans and leases as of December 31, 2010. In calculating the Allowance as a percentage of portfolio loans and leases, portfolio loans and leases include those originated by the Bank (“originated loans and leases”), as well as loans acquired in the FKF Merger. In accordance with accounting principles generally accepted in the United States (“GAAP”), the loan portfolio acquired in the FKF Merger was recorded at its fair value without its previously recorded Allowance. The Allowance related to originated loans and leases, as a percentage of originated loans and leases (a non-GAAP measure1), was 1.08% as of both September 30, 2011 and December 31, 2010.

•

Nonperforming loans and leases as of September 30, 2011 were 1.11% of total portfolio loans and leases, as compared to 0.79% as of December 31, 2010. Net loan and lease charge-offs for the three months ended September 30, 2011 totaled $1.5 million, as compared to net loan and lease charge-offs of $3.8 million for the three months ended September 30, 2010. The provision for loan and lease losses (the “Provision”) for the three months ended September 30, 2011 was $1.8 million, a decrease of $2.4 million as compared to the same period in 2010.

•	Total portfolio loans and leases of $1.28 billion, as of September 30, 2011, increased $81.6 million, or 6.8%, as compared to $1.20 billion as of December 31, 2010. The

[1]	See “Non-GAAP Financial Measures (Quarterly)” on page 14.

growth was concentrated primarily in the commercial and industrial, commercial mortgage, construction and residential mortgage categories of the portfolio.

•

Deposits of $1.4 billion, as of September 30, 2011, increased $9.7 million from December 31, 2010. This slight increase was the result of a $56.6 million increase in money market accounts, partially offset by a $22.9 million decrease in wholesale deposits and a $21.3 million decrease in time deposits between the respective dates.

•

The tax-equivalent net interest margin of 3.90% for the three months ended September 30, 2011 was a 24 basis point increase from the 3.66% tax-equivalent net interest margin for the same period in 2010. The increase was largely due to a $91.5 million decrease in average interest-bearing liabilities, mainly FHLB advances, for the three months ended September 30, 2011, as compared to the same period in 2010. Partially replacing the FHLB advances was an increase of $64.0 million in average non-interest-bearing deposits for the three months ended September 30, 2011, as compared to the same period in 2010.

•

The capital ratios for the Bank and the Corporation, as of September 30, 2011, as shown in the table on page 15, indicate levels above those deemed to be considered “well capitalized.” The Corporation’s tangible common equity ratio, as of September 30, 2011, increased 47 basis points, to 8.48%, as compared to 8.01% as of December 31, 2010. The increase was largely attributable to stock issued in the PWMG acquisition as well as stock issued through the Corporation’s Dividend Reinvestment and Stock Purchase Plan, and to a lesser extent, an increase in the Corporation’s retained earnings.

EARNINGS CONFERENCE CALL

The Corporation will hold an earnings conference call at 8:30 a.m. ET on Friday, October 28, 2011. Interested parties may participate by calling 1-877-317-6789, conference number 10004718. A taped replay of the conference call will be available one hour after the conclusion of the call and will remain available through November 14, 2011. The number to call for the taped replay is 1-877-344-7529 and the Replay Passcode is 10004718.

The conference call will be simultaneously broadcast live over the Internet through a webcast on the investor relations portion of the Bryn Mawr Bank Corporation’s website. To access the call, please visit the website at http://www.bmtc.com/investor_01.cfm. An online archive of the webcast will be available within one hour of the conclusion of the call. The Corporation has also recently expanded its Investor Relations website to include added resources and information for shareholders and interested investors. Interested parties are encouraged to utilize the expanded resources of the site for more information on Bryn Mawr Bank Corporation or by calling Aaron Strenkoski, Vice President – Investments / Shareholder Relations at 610-581-4822.

FORWARD LOOKING STATEMENTS AND SAFE HARBOR

This press release contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation’s future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “should”, “could”, “will”, “likely”, “possibly”, “expect,” “anticipate,” “intend”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”, “contemplate”, “continue”, “plan”, “forecast”, “project”, “are optimistic”, “are looking”, “are looking forward”, and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected. Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisition including our acquisition of the Private Wealth Management Group of the Hershey Trust Company; and other factors as described in our securities filings. All forward-looking statements and information set forth herein are based on Management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports filed with the SEC.

# # # #

Bryn Mawr Bank Corporation

Consolidated Statements of Income - (unaudited)

(Dollars in thousands, except per share data)

	For The Three Months Ended
	Sept 30, 2011	June 30, 2011	Mar 31, 2011	Dec 31, 2010	Sept 30, 2010
Interest income	$18,672	$18,851	$18,226	$18,605	$18,473
Interest expense	3,018	3,052	2,819	3,405	3,691

Net interest income	15,654	15,799	15,407	15,200	14,782
Provision for loan and lease losses	1,828	1,919	1,285	1,511	4,236

Net interest income after provision for loan and lease losses	13,826	13,880	14,122	13,689	10,546

Fees for wealth management services	6,098	5,075	4,190	4,081	3,689
Loan servicing and other fees	449	460	461	443	422
Service charges on deposits	646	615	580	645	672
Net gain on sale of residential mortgage loans	764	656	398	2,398	1,189
Net gain on sale of available for sale investments	343	577	490	669	259
Net gain (loss) on sale of other real estate owned (“OREO”)	70	(110)	(19)	—	38
BOLI income	115	118	115	135	131
Other operating income	791	774	995	902	653

Non-interest income	9,276	8,165	7,210	9,273	7,053

Salaries and wages	7,639	6,700	6,341	7,150	7,047
Employee benefits	1,674	1,591	1,735	1,416	1,646
Occupancy and bank premises	1,225	1,241	1,286	1,177	1,195
Furniture fixtures and equipment	865	810	896	931	695
Advertising	204	441	264	321	303
Net impairment (recovery) of mortgage servicing rights	468	196	8	(356)	168
Amortization of mortgage servicing rights	197	158	169	301	206
Intangible asset amortization	541	266	161	164	166
FDIC insurance	238	250	480	522	416
Merger related / due diligence expense	135	174	307	437	4,292
Impairment of OREO	—	—	127	—	381
Professional fees	516	738	410	603	459
Other operating expenses	2,283	2,304	2,013	2,098	2,391

Non-interest expense	15,985	14,869	14,197	14,764	19,365

Income (loss) before income taxes	7,117	7,176	7,135	8,198	(1,766)
Income tax expense (benefit)	2,095	2,371	2,419	2,633	(746)

Net income (loss)	$5,022	$4,805	$4,716	$5,565	$(1,020)

Per share data:
Weighted average shares outstanding	12,948,979	12,693,782	12,344,710	12,192,260	12,184,447
Dilutive common shares	28,643	24,491	14,401	10,742	—

Adjusted weighted average dilutive shares	12,977,622	12,718,273	12,359,111	12,203,002	12,184,447

Basic earnings per common share	$0.39	$0.38	$0.38	$0.46	$(0.08)

Diluted earnings per common share	$0.39	$0.38	$0.38	$0.46	$(0.08)

Dividend declared per share	$0.15	$0.15	$0.15	$0.14	$0.14

Bryn Mawr Bank Corporation

Consolidated Statements of Income - (unaudited)

(Dollars in thousands, except per share data)

	For The Nine Months Ended
	Sept 30, 2011	Sept 30, 2010
Interest income	$55,749	$46,191
Interest expense	8,889	9,241

Net interest income	46,860	36,950
Provision for loan and lease losses	5,032	8,343

Net interest income after provision for loan and lease losses	41,828	28,607

Fees for wealth management services	15,363	11,418
Loan servicing and other fees	1,370	1,183
Service charges on deposits	1,841	1,662
Net gain on sale of residential mortgage loans	1,818	2,320
Net gain on sale of available for sale investments	1,410	1,803
BOLI income	348	131
Net (loss) gain on sale of other real estate owned (“OREO”)	(59)	(114)
Other operating income	2,560	1,699

Non-interest income	24,651	20,102

Salaries and wages	20,680	17,679
Employee benefits	5,000	4,568
Occupancy and bank premises	3,752	3,080
Furniture fixtures and equipment	2,571	1,847
Advertising	909	821
Net impairment (recovery) of mortgage servicing rights	672	386
Amortization of mortgage servicing rights	524	615
Intangible asset amortization	968	320
FDIC insurance	968	1,029
Merger related / due diligence expense	616	5,277
Impairment of OREO	127	381
Professional fees	1,664	1,537
Other operating expenses	6,600	5,681

Non-interest expense	45,051	43,221

Income before income taxes	21,428	5,488
Income tax expense	6,885	1,879

Net income	$14,543	$3,609

Per share data:
Weighted average shares outstanding	12,664,704	10,284,897
Dilutive common shares	22,512	12,836

Adjusted weighted average shares	12,687,216	10,297,733

Basic earnings per common share	$1.15	$0.35

Diluted earnings per common share	$1.15	$0.35

Dividend declared per share	$0.45	$0.42

Bryn Mawr Bank Corporation

Consolidated Balance Sheets - (unaudited)

(Dollars in thousands)

	Sept 30, 2011	June 30, 2011	Mar 31, 2011	Dec 31, 2010	Sept 30, 2010
Assets

Interest bearing deposits with banks	$52,205	$34,780	$68,568	$78,410	$42,089
Money market funds	106	113	401	113	223
Investment securities - AFS	275,729	289,762	289,491	317,052	356,838

Loans held for sale	4,857	5,923	1,554	4,838	4,686

Portfolio loans:
Consumer	12,235	12,116	11,594	12,200	13,255
Commercial & industrial	271,228	257,771	240,313	239,366	239,823
Commercial mortgages	414,656	404,000	391,642	385,615	358,486
Construction	59,303	55,804	55,823	45,303	48,674
Residential mortgages	279,696	280,093	277,571	261,983	251,836
Home equity lines & loans	209,687	210,477	208,107	216,853	226,765
Leases	31,552	33,187	34,399	35,397	37,599

Total portfolio loans and leases	1,278,357	1,253,448	1,219,449	1,196,717	1,176,438
Earning assets	1,611,254	1,584,026	1,579,463	1,597,130	1,580,274

Cash and due from banks	10,801	20,620	11,609	10,961	11,090
Allowance for loan and lease losses	(11,654)	(11,341)	(10,649)	(10,275)	(10,297)
Premises and equipment	29,615	29,469	28,996	29,158	29,340
Accrued interest receivable	6,075	6,103	6,151	6,470	6,623
Mortgage servicing rights	4,206	4,662	4,879	4,925	4,008
Goodwill	23,169	23,169	17,659	17,660	16,671
Other intangible assets	18,536	19,077	6,902	7,064	7,228
Bank owned life insurance (“BOLI”)	19,321	19,205	19,087	18,972	18,838
FHLB stock	12,198	12,840	13,516	14,227	14,976
Deferred income taxes	13,781	13,400	14,527	14,551	15,071
Other investments	4,982	5,229	5,203	5,156	3,246
Other assets	14,835	14,268	16,598	15,769	17,116

Total assets	$1,757,119	$1,740,727	$1,713,941	$1,731,768	$1,714,184

Liabilities and shareholders’ equity

Interest-bearing checking	$224,609	$222,128	$227,256	$234,107	$206,091
Money market	384,463	350,285	345,703	327,824	324,384
Savings	130,910	129,684	131,671	134,163	140,296
Other wholesale deposits	65,428	65,185	65,574	80,112	63,376
Wholesale time deposits	28,992	31,818	34,639	37,201	36,582
Time deposits	224,331	242,683	240,207	245,669	261,839

Interest-bearing deposits	1,058,733	1,041,783	1,045,050	1,059,076	1,032,568

Non-interest bearing deposits	292,415	295,656	271,010	282,356	227,080

Total deposits	1,351,148	1,337,439	1,316,060	1,341,432	1,259,648

Subordinated debentures	22,500	22,500	22,500	22,500	22,500
Junior subordinated debentures	11,992	12,004	12,017	12,029	12,041
Short-term borrowings	22,535	9,541	23,326	10,051	11,883
FHLB advances and other borrowings	140,532	152,501	147,238	160,144	223,809
Other liabilities	21,278	23,359	22,161	24,194	25,976
Shareholders’ equity	187,134	183,383	170,639	161,418	158,327

Total liabilities and shareholders’ equity	$1,757,119	$1,740,727	$1,713,941	$1,731,768	$1,714,184

Bryn Mawr Bank Corporation

Consolidated Quarterly Average Balance Sheets - (unaudited)

(Dollars in thousands)

	2011 3Q	2011 2Q	2011 1Q	2010 4Q	2010 3Q
Assets

Interest bearing deposits with banks	$57,855	$47,159	$47,203	$108,278	$95,226
Money market funds	108	217	177	138	106
Trading securities	—	—	—	—	—
Investment securities	281,567	292,097	311,181	334,252	346,275
Loans held for sale	6,060	4,347	2,315	5,981	3,741
Portfolio loans and leases	1,253,804	1,244,140	1,201,797	1,185,456	1,171,605

Earning assets	1,599,394	1,587,960	1,562,673	1,634,105	1,616,953

Cash and due from banks	11,905	12,224	12,627	13,583	12,668
Allowance for loan and lease losses	(11,790)	(11,091)	(10,577)	(10,403)	(10,068)
Premises and equipment	29,706	29,335	29,120	29,159	29,685
Goodwill	23,169	19,745	17,659	16,682	16,671
Other intangible assets	18,860	11,669	7,001	7,164	7,331
Bank owned life insurance	19,246	19,128	19,011	18,885	18,750
Deferred income taxes	13,200	14,105	14,566	15,143	13,310
Other assets	40,266	42,805	44,651	43,817	44,748

Total assets	$1,743,956	$1,725,880	$1,696,731	$1,768,135	$1,750,048

Liabilities and shareholders’ equity

Interest-bearing checking	$225,569	$229,451	$227,703	$237,776	$215,846
Money market	367,276	355,740	338,565	329,601	318,943
Savings	131,421	132,046	131,610	142,434	141,180
Other wholesale deposits	65,177	65,129	75,884	74,330	67,596
Wholesale deposits	29,187	34,106	30,723	38,863	36,864
Time deposits	234,645	237,771	241,503	253,631	269,653

Interest-bearing deposits	1,053,275	1,054,243	1,045,988	1,076,635	1,050,082

Non-interest bearing deposits	290,468	279,210	275,295	280,944	226,439

Total deposits	1,343,743	1,333,453	1,321,283	1,357,579	1,276,521

Subordinated debentures	22,500	22,500	22,500	22,500	22,500
Junior subordinated debentures	12,000	12,012	12,025	12,037	12,066
Short-term borrowings	10,908	9,260	10,155	11,827	10,848
FHLB advances and other borrowings	148,963	149,215	143,327	178,372	243,698
Other liabilities	21,481	24,562	23,259	26,601	25,434
Shareholders’ equity	184,361	174,878	164,182	159,219	158,981

Total liabilities and shareholders’ equity	$1,743,956	$1,725,880	$1,696,731	$1,768,135	$1,750,048

Bryn Mawr Bank Corporation

Consolidated Average Balance Sheets - (unaudited)

(Dollars in thousands)

	2011 Year-to-date	2010 Year-to-date
Assets

Interest bearing deposits with banks	$50,778	$43,900
Money market funds	167	834
Investment securities	294,840	212,257
Loans held for sale	4,299	3,041
Portfolio loans and leases	1,233,393	893,428

Earning assets	1,583,477	1,153,460

Cash and due from banks	12,249	10,297
Allowance for loan and lease losses	(11,157)	(10,260)
Premises and equipment	29,389	11,651
Goodwill	20,211	6,302
Intangible assets	12,554	5,259
Bank owned life insurance	19,130	—
FHLB stock	12,851	7,916
Deferred tax asset	13,952	4,596
Other assets	29,706	33,969

Total assets	$1,722,362	$1,223,190

Liabilities and shareholders’ equity

Interest-bearing checking	$227,566	$147,288
Money market	353,965	247,019
Savings	131,692	100,689
Other wholesale deposits	68,691	53,868
Wholesale deposits	31,333	39,688
Time deposits	237,948	141,263

Interest-bearing deposits	1,051,195	729,815

Non-interest bearing deposits	281,714	191,226

Total deposits	1,332,909	921,041

Subordinated debentures	22,500	22,500
FHLB advances and other borrowings	147,189	144,426
Junior subordinated debentures	12,012	—
Short-term borrowings	10,110	—
Other liabilities	23,095	23,160
Shareholders’ equity	174,547	112,063

Total liabilities and shareholders’ equity	$1,722,362	$1,223,190

Bryn Mawr Bank Corporation

Consolidated Selected Financial Data - (unaudited)

(Dollars in thousands, except per share data)

September 30, 2011

For the period end:	2011 3Q	2011 2Q	2011 1Q	2010 4Q	2010 3Q
Asset Quality Data

Nonaccrual loans and leases	$14,208	$16,128	$10,776	$9,497	$8,709
90 + days past due loans - still accruing	—	—	5	10	902

Nonperforming loans and leases	14,208	16,128	10,781	9,507	9,611
Other real estate owned	1,301	811	2,341	2,527	1,170

Total nonperforming assets	$15,509	$16,939	$13,122	$12,034	$10,781

Troubled debt restructurings included in nonperforming	$901	$1,478	$2,229	$1,879	$657
Troubled debt restructurings in compliance with modified terms	5,847	5,469	4,766	4,693	2,417

Total troubled debt restructurings	$6,748	$6,947	$6,995	$6,572	$3,074

Nonperforming loans and leases / portfolio loans	1.11%	1.29%	0.88%	0.79%	0.82%
Nonperforming assets / assets	0.88%	0.97%	0.77%	0.69%	0.63%

Net loan charge-offs (annualized)/ average loans	0.49%	0.36%	0.22%	0.46%	1.17%
Net lease charge-offs (annualized)/ average leases	0.37%	1.81%	3.26%	2.16%	4.81%
Net loan and lease charge-offs (annualized)/ average loans and leases	0.49%	0.40%	0.30%	0.52%	1.29%

Delinquency rate - loans and leases >30days	1.33%	1.35%	1.14%	1.28%	1.62%

Delinquent loans and leases - 30-89 days	$4,480	$3,492	$2,604	$5,570	$8,283

Delinquency rate - loans and leases 30-89 days	0.35%	0.28%	0.22%	0.48%	0.71%

Changes in the Allowance for loan and lease losses

Balance, beginning of period	$11,341	$10,648	$10,275	$10,297	$9,841

Charge-offs	(1,817)	(1,325)	(1,040)	(1,743)	(3,934)

Recoveries	302	99	128	210	154

Net (charge-offs) / recoveries	(1,515)	(1,226)	(912)	(1,533)	(3,780)

Provision for loan and lease losses	1,828	1,919	1,285	1,511	4,236

Balance, end of period	$11,654	$11,341	$10,648	$10,275	$10,297

Allowance for loan and lease losses / loans and leases	0.91%	0.90%	0.87%	0.86%	0.88%
Allowance for originated loan and lease losses / total originated loans and leases (a non-GAAP measure)[1]	1.08%	1.09%	1.08%	1.08%	1.12%
Allowance for loan and lease losses / nonperforming loans and leases	82.0%	70.3%	98.8%	108.1%	107.1%

[1]	See “Non-GAAP Financial Measures (Quarterly)” on page 14.

Bryn Mawr Bank Corporation

Consolidated Selected Financial Data - (unaudited)

(Dollars in thousands, except per share data)

September 30, 2011

For the period and period end:	2011 3Q	2011 2Q	2011 1Q	2010 4Q	2010 3Q
Selected ratios (annualized):

Return on average assets	1.14%	1.12%	1.13%	1.25%	-0.29%
Return on average shareholders’ equity	10.81%	11.02%	11.65%	13.87%	-2.55%
Yield on loans and leases*	5.52%	5.63%	5.65%	5.70%	5.72%
Yield on interest earning assets*	4.65%	4.78%	4.76%	4.56%	4.57%
Cost of interest bearing funds	0.96%	0.98%	0.93%	1.04%	1.09%
Net interest margin*	3.90%	4.01%	4.03%	3.73%	3.66%
Book value per share	$14.30	$14.17	$13.61	$13.24	$12.99
Tangible book value per share	$11.11	$10.91	$11.65	$11.21	$11.03
Period end shares outstanding	13,086,770	12,941,320	12,538,926	12,195,240	12,190,991

Selected data:

Mortgage loans originated	$38,998	$31,072	$38,144	$107,905	$67,304

Mortgage loans sold - servicing retained	$26,090	$14,957	$13,302	$77,448	$34,874
Mortgage loans sold - servicing released	1,922	2,196	948	677	2,234

Total mortgage loans sold	$28,012	$17,153	$14,250	$78,125	$37,108

Basis point yield on loans sold	273	382	279	307	320

Mortgage loans serviced for others	$593,125	$595,196	$596,655	$605,485	$578,293

Total Wealth assets under management / administration / supervision / brokerage[1]	$4,501,433	$4,830,417	$3,600,649	$3,412,890	$3,291,293

*	Yield on loans and leases, interest earning assets and net interest margin are calculated on a tax equivalent basis.
[1]	Brokerage Assets represent assets held at a registered broker dealer under a networking agreement.

Non-GAAP Financial Measures (Quarterly):[2]

Net income, exclusive of due diligence and merger related expense (a non-GAAP measure)

Net income as reported (GAAP measure)	$5,022	$4,805	$4,716	$5,565	$(1,020)
Tax effected due diligence and merger related expense (tax rate of 35%)	88	113	200	284	2,790

Net income, exclusive of due diligence and merger related expense (non-GAAP measure)	$5,110	$4,918	$4,916	$5,849	$1,770

Allowance for originated loan and lease losses / total originated loans and leases (a non-GAAP measure)

Allowance for loan and lease losses (GAAP measure)	$11,654	$11,341	$10,648	$10,275	$10,297
Less: allowance for loan and lease losses related to acquired loans	123	104	28	—	—

Allowance for loan and lease losses related to originated loans and leases (non-GAAP measure)	$11,531	$11,237	$10,620	$10,275	$10,297

Total portfolio loans and leases (GAAP measure)	$1,278,357	$1,253,448	$1,219,449	$1,196,717	$1,176,438
Less: acquired loans	211,445	223,459	233,435	244,833	259,982

Total originated loans and leases (non-GAAP measure)	$1,066,912	$1,029,989	$986,014	$951,884	$916,456

Allowance for loan and lease losses / total portfolio loans and leases (GAAP measure)	0.91%	0.90%	0.87%	0.86%	0.88%
Allowance related to originated loan and lease losses / total originated loans and leases (non-GAAP measure)	1.08%	1.09%	1.08%	1.08%	1.12%

[2]

The Corporation believes that the presentation of these non-GAAP financial measures provide useful supplemental information that is essential to an investor’s proper understanding of the financial condition of the Corporation. These non-GAAP measures should not be viewed as a substitute for the financial measures determined in accordance with GAAP, nor is it necessarily comparable to a non-GAAP performance measure that may be presented by other companies. The reconciliation of the GAAP to non-GAAP measure is included above.

Bryn Mawr Bank Corporation

Consolidated Selected Financial Data - (unaudited)

(Dollars in thousands, except per share data)

September 30, 2011

	2011 Year-to-date	2010 Year-to-date
Selected ratios (annualized):

Return on average assets	1.13%	0.34%
Return on average shareholders’ equity	11.14%	3.77%
Yield on loans and leases*	5.59%	5.73%
Yield on interest earning assets*	4.73%	4.76%
Cost of interest bearing funds	0.96%	1.18%
Net interest margin*	3.98%	3.82%

Selected data:

Mortgage loans originated	$108,214	$119,999

Mortgage loans sold - servicing retained	$54,349	$70,969
Mortgage loans sold - servicing released	5,066	7,351

Total mortgage loans sold	$59,415	$78,320

* Yield on loans and leases, interest earning assets and net interest margin are calculated on a tax equivalent basis.

Non-GAAP Financial Measures (Year-to-Date): (2)

Net income, exclusive of due diligence and merger related expense (a non-GAAP measure)

Net income as reported (GAAP measure)	$14,543	$3,609
Tax effected due diligence and merger related expense (tax rate of 35%)	400	3,430

Net income, exclusive of due diligence and merger related expense (non-GAAP measure)	$14,943	$7,039

Investment Portfolio

	As of Sept 30, 2011			As of December 31, 2010			As of Sept 30, 2010
($’s in thousands)	Amortized Cost	Fair Value	Net Unrealized Gain /(Loss)	Amortized Cost	Fair Value	Net Unrealized Gain /(Loss)	Amortized Cost	Fair Value	Net Unrealized Gain /(Loss)
SECURITY DESCRIPTION
U. S. treasury obligations	$—	$—	$—	$5,011	$5,145	$134	$5,012	$5,227	$215
Obligations of U. S. government and agencies	114,072	114,509	437	156,301	156,638	337	186,430	187,609	1,179
State & political subdivisions	3,428	3,467	39	32,013	32,272	259	33,709	34,594	885
Mortgage backed securities	104,783	107,097	2,314	72,907	73,527	620	61,024	61,833	809
Collateralized mortgage obligations	21,695	21,920	225	2,068	2,098	30	2,461	2,490	29
Equity securities	243	284	41	243	256	13	243	294	51
Other debt securities	1,400	1,400	—	1,750	1,750	—	1,250	1,250	—
Bond - mutual funds	11,940	11,860	(80)	34,491	34,722	231	62,354	63,541	1,187
Investment CD’s	2,425	2,430	5	—	—	—	—	—	—
Corporate bonds	12,664	12,762	98	10,803	10,644	(159)	—	—	—

Total Investment Portfolio	$272,650	$275,729	$3,079	$315,587	$317,052	$1,465	$352,483	$356,838	$4,355

Capital Ratios
	Regulatory Minimum To Be Well Capitalized	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010
Bryn Mawr Trust Company Consolidated

Tier I Capital to Risk Weighted Assets (RWA)	6.00%	11.32%	11.05%	11.45%	11.05%	10.37%
Total (Tier II) Capital to RWA	10.00%	13.82%	13.56%	13.91%	13.47%	12.77%
Tier I Leverage Ratio	5.00%	9.15%	8.94%	9.29%	8.62%	8.27%
Tangible Common Equity Ratio	N/A	8.79%	8.54%	8.78%	8.42%	8.20%

Bryn Mawr Bank Corporation

Tier I Capital to Risk Weighted Assets (RWA)	6.00%	11.70%	11.55%	12.07%	11.30%	10.82%
Total (Tier II) Capital to RWA	10.00%	14.19%	14.05%	14.52%	13.71%	13.21%
Tier I Leverage Ratio	5.00%	9.47%	9.36%	9.80%	8.85%	8.65%
Tangible Common Equity Ratio	N/A	8.48%	8.31%	8.65%	8.01%	7.95%

Bryn Mawr Bank Corporation

Quarterly Average Balances and Tax Equivalent Income and Expense and Tax Equivalent Yields - (unaudited)

	3rd Quarter 2011			2nd Quarter 2011			1st Quarter 2011			4th Quarter 2010			3rd Quarter 2010
(dollars in thousands)	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid

Assets:
Interest-bearing deposits with other banks	$57,855	$29	0.20%	$47,159	$27	0.23%	$47,203	$32	0.27%	$108,208	$66	0.24%	$95,226	$61	0.25%
Money market funds	108	—	—	217	—	—	177	—	—	138	—	—	106	—	—
Investment securities available for sale:
Taxable	277,634	1,159	1.66%	287,007	1,357	1.90%	285,506	1,312	1.86%	305,281	1,315	1.71%	316,276	1,351	1.69%
Tax-exempt	3,933	18	1.82%	5,090	25	1.97%	25,675	244	3.85%	28,971	273	3.74%	29,999	272	3.60%

Investment securities available for sale	281,567	1,177	1.66%	292,097	1,382	1.90%	311,181	1,556	2.03%	334,252	1,588	1.88%	346,275	1,623	1.86%

Loans and leases *	1,259,864	17,529	5.52%	1,248,487	17,516	5.63%	1,204,112	16,771	5.65%	1,191,437	17,110	5.70%	1,175,346	16,944	5.72%

Total interest earning assets	1,599,394	18,735	4.65%	1,587,960	18,925	4.78%	1,562,673	18,359	4.76%	1,634,035	18,764	4.56%	1,616,953	18,628	4.57%

Cash and due from banks	11,905			12,224			12,627			13,583			12,668
Less allowance for loan and lease losses	(11,790)			(11,091)			(10,577)			(10,403)			(10,068)
Other assets	144,447			136,787			132,008			130,920			130,495

Total assets	$1,743,956			$1,725,880			$1,696,731			$1,768,135			$1,750,048

Liabilities:

Savings, NOW and market rate deposits	$724,266	$772	0.42%	$717,237	$759	0.42%	$697,878	$718	0.42%	$709,811	$793	0.44%	$675,969	$841	0.49%
Other wholesale deposits	65,177	51	0.31%	65,129	52	0.32%	75,884	70	0.37%	74,331	88	0.47%	67,596	81	0.48%
Wholesale deposits	29,187	86	1.17%	34,106	87	1.02%	30,723	75	0.99%	38,862	145	1.48%	36,864	161	1.73%
Time deposits	234,645	585	0.99%	237,771	620	1.05%	241,503	560	0.94%	253,631	626	0.98%	269,653	654	0.96%

Total interest-bearing deposits	1,053,275	1,494	0.56%	1,054,243	1,518	0.58%	1,045,988	1,423	0.55%	1,076,635	1,652	0.61%	1,050,082	1,737	0.66%

Subordinated debentures	22,500	279	4.92%	22,500	279	4.97%	22,500	277	4.99%	22,500	282	4.97%	22,500	293	5.17%
Junior subordinated debentures	12,000	271	8.96%	12,012	271	9.05%	12,024	271	9.14%	12,037	272	8.97%	12,066	223	7.33%
Short-term borrowings	10,908	6	0.22%	9,260	6	0.26%	10,155	6	0.24%	11,827	7	0.23%	10,848	8	0.29%
FHLB advances and other borrowings	148,963	968	2.58%	149,215	978	2.63%	143,328	842	2.38%	178,309	1,192	2.65%	243,698	1,430	2.33%

Total interest-bearing liabilities	1,247,646	3,018	0.96%	1,247,230	3,052	0.98%	1,233,995	2,819	0.93%	1,301,308	3,405	1.04%	1,339,194	3,691	1.09%

Noninterest-bearing deposits	290,468			279,210			275,295			280,944			226,439
Other liabilities	21,481			24,562			23,259			26,601			25,434

Total noninterest-bearing liabilities	311,949			303,772			298,554			307,545			251,873

Total liabilities	1,559,595			1,551,002			1,532,549			1,608,853			1,591,067

Shareholders’ equity	184,361			174,878			164,182			159,219			158,981

Total liabilities and shareholders’ equity	$1,743,956			$1,725,880			$1,696,731			$1,768,072			$1,750,048

Interest income to earning assets			4.65%			4.78%			4.76%			4.56%			4.57%

Net interest spread			3.69%			3.80%			3.83%			3.52%			3.48%
Effect of noninterest-bearing sources			0.21%			0.21%			0.20%			0.21%			0.18%

Net interest income/ margin on earning assets		$15,717	3.90%		$15,873	4.01%		$15,540	4.03%		$15,359	3.73%		$14,937	3.66%

Tax equivalent adjustment		$64	0.02%		$74	0.02%		$133	0.04%		$159	0.04%		$155	0.04%

*	Average loans and leases include portfolio loans and leases, and loans held for sale. Non-accrual loans are also included in the average loan and leases balances.

Bryn Mawr Bank Corporation

Average Balances and Tax Equivalent Income and Expense and Tax Equivalent Yields

For the nine months ended September 30,

	2011			2010
(dollars in thousands)	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid

Assets:
Interest-bearing deposits with other banks	$50,778	88	0.23%	$61,196	$112	0.24%
Federal funds sold	—	—	—	—	—	—%
Money market funds	167	1	0.80%	589	1	0.23%
Investment securities available for sale:
Taxable	283,354	3,762	1.78%	230,887	3,240	1.88%
Tax-exempt	11,486	403	4.69%	26,567	821	4.13%

Investment securities available for sale	294,840	4,165	1.89%	257,454	4,061	2.11%

Loans and leases *	1,237,692	51,765	5.59%	990,449	42,468	5.73%

Total interest earning assets	1,583,477	56,019	4.73%	1,309,688	46,642	4.76%

Cash and due from banks	12,249			11,132
Less allowance for loan and lease losses	(11,157)			(10,195)
Other assets	137,793			90,150

Total assets	$1,722,362			$1,400,775

Liabilities:

Savings,NOW and market rate deposits	$713,223	$2,247	0.42%	$555,982	$2,164	0.52%
IND / IDC deposits	68,691	174	0.34%	57,317	213	0.50%
Wholesale deposits	31,333	248	1.06%	39,914	506	1.69%
Time deposits	237,948	1,765	0.99%	184,530	1,566	1.13%

Total interest-bearing deposits	1,051,195	4,434	0.56%	837,743	4,449	0.71%

Subordinated debt	22,500	835	4.96%	22,500	846	5.03%
Junior subordinated debentures	12,012	814	9.06%	4,066	223	7.33
Short-term borrowings	10,110	19	0.25%	3,656	8	0.29
FHLB advances and other borrowings	147,189	2,787	2.53%	177,881	3,715	2.79%

Total interest-bearing liabilities	1,243,006	8,889	0.96%	1,045,846	9,241	1.18%

Noninterest-bearing deposits	281,714			203,093
Other liabilities	23,095			23,926

Total noninterest-bearing liabilities	304,809			227,019

Total liabilities	1,547,815			1,272,865

Shareholders’ equity	174,547			127,910

Total liabilities and shareholders’ equity	$1,722,362			$1,400,775

Interest income to earning assets			4.73%			4.76%

Net interest spread			3.77%			3.58%
Effect of noninterest-bearing sources			0.21%			0.24%

Net interest income/ margin on earning assets		$47,130	3.98%		$37,401	3.82%

Tax equivalent adjustment		$270	0.02%		$451	0.04%

*	Average loans and leases include portfolio loans and leases, and loans held for sale. Non-accrual loans are also included in the average loan and leases balances.